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                                                                    Exhibit 10.2

                                 FIRST AMENDMENT


        THIS AMENDMENT, dated as of May 9, 2001 (this "Amendment"), amends the Credit Agreement, dated as of November 9, 2000 (the "Credit Agreement"), by and between SONICBLUE INCORPORATED, a Delaware corporation, formerly known as S3 Incorporated (the "Borrower") and CHINATRUST COMMERCIAL BANK, LTD., acting through its New York Branch, as Agent, and CHANG HWA COMMERCIAL BANK, LTD., acting through its New York Branch, CHINATRUST COMMERCIAL BANK, LTD., acting through its New York Branch and TAIPEIBANK, LTD., acting through its New York Agency (the aforementioned referred to hereinafter, individually, as a "Bank", and collectively, as "Banks") and the Note dated as of November 9, 2000 from the Borrower to the Agent.


                               W I T N E S S E T H



        WHEREAS, the Borrower, Agent and the Banks have entered into the Credit Agreement (all capitalized terms used herein and not otherwise defined herein shall have the meanings described thereto in the Credit Agreement) and Borrower has given the Note; and

        WHEREAS, the Borrower has requested that the Note and Credit Agreement be amended; and

        WHEREAS, the Bank is willing to agree to such amendment on the terms and conditions hereinafter set forth;


        NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


        ARTICLE 1. AMENDMENT TO NOTE. The Note dated November 9, 2000 is restated and substituted for by the note dated May 9, 2001 (as restated and substituted for said note shall hereinafter be referred to as the "Note"), a copy of which is attached to this First Amendment as Exhibit A.

        ARTICLE 2. AMENDMENTS TO CREDIT AGREEMENT.

        (a) The second "Whereas" paragraph is deleted and the following sentence is substituted in its place and stead:

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               WHEREAS, the Borrower has requested that the loan be both
        increased to Eighty Million Dollars ($80,000,000.00) and that the term of the loan be extended; and

        (b) The definition of the term "Total Loan Amount" is deleted and the following sentence is substituted in its place and stead:

        "Total Loan Amount" -- the principal amount of Eighty Million ($80,000,000.00) Dollars.

        (c) Section 2.1 of the Credit Agreement is amended by adding the following subsection (c) as follows:

               (c) Chinatrust Commercial Bank, Ltd., New York Branch agrees, on the terms and subject to the conditions of this Agreement, on the date of the First Amendment, to lend to the Borrower an additional Ten Million ($10,000,000.00) Dollars. Notwithstanding anything to the contrary herein, the Agent shall reserve and not disburse from such loan the Interest Reserve as required by Section 2.4(d) and also debit the all fees and expenses required to be paid by Borrower to Agent.

        (d) Section 2.2 is deleted and the following Section 2.2 is substituted in its place and stead:

               The loan made by the Banks hereunder shall be evidenced by a single promissory note for the Total Loan Amount. The original note shall have been dated November 9, 2000 and shall be payable to the order of the Agent, as agent for the Banks. The restated and substituted note shall be dated May 9, 2001 (as restated and substituted for said note shall hereinafter be referred to as the "Note"). The Note shall be subject to repayment as provided in Section 2.3 hereof.

        (e) The first sentence of Section 2.3(a) of the Credit Agreement is deleted and the following sentence is substituted in its place and stead:

        The Reimbursement Obligations shall be repaid in full on November 9, 2001.

        (f) Section 2.3 of the Credit Agreement is amended by adding the following subsection (d) as follows:

               (d) If the Borrower chooses to repay part of the Total Loan Amount, rather than pledge additional shares of United Microelectronics Corp. pursuant to the terms of the Pledge Agreement, it shall be deemed to be a prepayment for purposes of Section 2.3(b) and Borrower shall be required to pay the prepayment penalty as set forth therein.

        (g) The last sentence of Section 2.4(d) is deleted and the following sentence is substituted in its place and stead:

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        The Interest Reserve shall bear interest of four percent (4.0%) per annum, which interest will be paid monthly to the Borrower.

        (h) The Credit Agreement is amended by adding the following subsection to Section 2.4:

               (f) Upon the extension of this facility pursuant to the Extension Option, the Borrower shall deposit with the Agent a new Interest Reserve in a sum equal to six (6) months' interest at the then current LIBOR if the length of the extension is six (6) months or a sum equal to three
        (3) months' interest at the then current LIBOR if the length of the extension is three (3) months. Failure of the Borrower to deposit the new Interest Reserve upon the extension shall constitute an Event of Default.

        (i) Section 2.5 of the Credit Agreement is amended by adding the following subsection (c) as follows:

               (c) If the Extension Option, as defined in Section 2.12, is exercised the Borrower shall pay to the Agent for the benefit of the Banks a fee of forty-five one hundredths percent (0.45%) of the Total Loan Amount, if the extension is for a three (3) month period or shall pay a fee of ninety one hundredths percent (0.90%) of the Total Loan Amount if the extension is for a six (6) month period.

        (j) The Credit Agreement is amended by adding the following Section
2.12:

               Section 2.12 Extension Option.

               The Borrower may request an extension of the term of this facility for an additional three (3) or six (6) months (the "Extension Option"). The Borrower shall make such request by giving written notice to the Agent, which notice must be given at least forty-five (45) calendar days prior to November 9, 2001. The extension shall be granted upon the unanimous consent of the Banks. If the Banks consent to the extension, the fee for the exercise of the Extension Option pursuant to
        Section 2.5(c) shall be paid on or before November 9, 2001, as a precondition to the facility being extended.

        (k) The Percentage Shares of each Bank set forth opposite such Bank's signature on the signature page of the Credit Agreement are deleted and the are substituted in their place and stead:

        Chang Hwa Commercial Bank, Ltd.            Percentage Share 18.75%
        Chinatrust Commercial Bank, Ltd.           Percentage Share 75.00%
        Taipeibank, Ltd.                           Percentage Share  6.25%

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        ARTICLE 3. AMENDMENT TO PLEDGE AGREEMENT. The parties hereto agree to the amendment of the Pledge Agreement in the form annexed hereto as Exhibit B.

        ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. On and as of the date hereof, before and after giving effect to this Amendment, the Borrower represents and warrants to the Agent and the Banks as follows:

        (a) The Borrower shall have complied and shall then be in compliance with all of the terms, covenants and conditions of the Credit Agreement;

        (b) Before and after giving effect to this Amendment, there shall exist no default or Event of Default under the Credit Agreement; and

        (c) The representations and warranties contained in Section 5 of the Credit Agreement shall be true and correct.

        ARTICLE 5. EFFECT OF AMENDMENT: RATIFICATION. (a) All references to the Credit Agreement in the Note, Pledge Agreement, Agency Agreement among the Agent, Chinatrust Commercial Bank, Corporate Banking Group, Southern Region of Taipei City and Tun Nan Branch and the International Administration Department of Chinatrust Commercial Bank and Borrower and other agreements, documents, certificates, instruments now or hereafter executed by the Borrower (the "Documents") shall be deemed to refer to the Documents as amended by this Amendment, and the terms "this Agreement," and the words "hereof," "herein," "hereunder" and words of similar import, as used in the Documents, shall mean the Documents, as amended hereby.

        (b) Except as expressly set forth herein, this Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Documents, and the Documents, as amended hereby, are hereby ratified, approved and confirmed in all respects.

        ARTICLE 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts including by telecopier), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        ARTICLE 7. FEES AND EXPENSES. The Agent shall debit from the proceeds of the loan being made pursuant to Section 2.1(c) of the Credit Agreement all fees and expenses of the Agent set forth in the term letter dated April 13, 2001 from the Agent to the Borrower and relating to the administration, preparation, negotiation and execution of this Amendment (and including fees and disbursements of legal counsel). Fees paid pursuant to this Article 7 shall constitute all of the fees payable under this Amendment, notwithstanding Section 2.5(a) of the Credit Agreement.

        ARTICLE 8. EFFECTIVENESS. This Amendment shall become effective as of the date first above written when the Agent shall have received (i) counterparts of this Amendment duly executed by the parties hereto, (ii) counterparts of the amendment to the Pledge Agreement duly

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executed by the parties thereto and (iii) payment of all fees due and payable under or in connection with this Amendment.

        ARTICLE 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        ARTICLE 10. PREVIOUS AGREEMENTS. This Amendment supersedes any and all previous agreements, documents and understandings relating to the subject matter hereof, to the extent inconsistent herewith.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their by their respective officers or other duly authorized representatives as of the date first above written.

                                    BORROWER:
                                    SONICBLUE INCORPORATED


                                    By: /s/ Ronald R. Matsushima
                                        ---------------------------------------
                                    Name: Ronald R. Matsushima
                                    Title: Vice President & Corporate Treasurer

                                    AGENT:
                                    CHINATRUST COMMERCIAL BANK, LTD.,
                                    New York Branch


                                    By: /s/ John Teng
                                        ---------------------------------------
                                    Name: John Teng
                                    Title: Executive Vice President &
                                           Head of America Region

                                    BANKS:
                                    CHANG HWA COMMERCIAL BANK, LTD.,
                                    New York Branch


                                    By: /s/ Chen-Yu Chen
                                        ---------------------------------------
                                    Name: Chen-Yu Chen
                                    Title: Vice President &
                                           Deputy General Manager


                                    CHINATRUST COMMERCIAL BANK, LTD.,
                                    New York Branch


                                    By: /s/ John Teng
                                        ---------------------------------------
                                    Name: John Teng
                                    Title: Executive Vice President &
                                           Head of America Region


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                                    TAIPEIBANK, LTD.,
                                    New York Agency

                                    By: /s/ Sophia Jing
                                        -------------------------------------
                                    Name: Sophia Jing
                                    Title: Vice President &
                                           General Manager

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